SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    MAY 10, 2001
                                                       -------------------


                             NTL COMMUNICATIONS CORP.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                         0-22616                       52-1822078
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                          ---------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
-------    -------------

     On May 10, 2001, NTL Communications Corp., a wholly-owned subsidiary of NTL Incorporated, announced that it had priced an issue of $1 billion of 6 3/4% Convertible Senior Notes Due 2008.

     A copy of the press release referenced herein is attached as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits.
-------    ----------------------------------
           Exhibits

99.1       Press release, issued May 10, 2001.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        NTL COMMUNICATIONS CORP.
                                        (Registrant)


                                        By: /s/  Richard J. Lubasch
                                        ----------------------------------
                                        Name:    Richard J. Lubasch
                                        Title:   Executive Vice President-
                                                  General Counsel


Dated: May 10, 2001

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                                   Page
-------                                                                   -----

99.1     Press release, issued May 10, 2001

                                                                    Exhibit 99.1
[NTL Logo]

FOR IMMEDIATE RELEASE


                                NTL INCORPORATED
     ANNOUNCES PRICING OF NTL COMMUNICATIONS CORP. CONVERTIBLE SENIOR NOTES

     New York, New York;  (May 9, 2001) - NTL  Incorporated  (NYSE:  NLI; Nasdaq
Europe: NTLI) announced today that its wholly-owned subsidiary, NTL Communications Corp., has priced an issue of $1 billion of 6 3/4% Convertible Senior Notes Due 2008 (the "Convertible Notes"). The Convertible Notes are convertible into NTL Incorporated common stock and have a conversion price of $32.728 per share. On May 9, 2001, the last sale price of the Company's common stock on the New York Stock Exchange was $25.77 per share. NTL Incorporated will be a co-obligor under the Convertible Notes on a subordinated basis.

     A portion of the proceeds of the offering will be used partially to fund the businesses' needs during the next three years. The closing of the sale of the Convertible Notes is expected to occur on May 15, 2001.

     The Convertible Notes and the common stock issuable on the conversion of the Convertible Notes will not have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

     Accordingly, the Convertible Notes will be offered and sold within the United States under Rule 144A only to "qualified institutional buyers".

                                   * * * * * *

For more information contact:

In the US:

Investor Relations:
John F. Gregg, Senior Vice President - Chief Financial Officer
Bret Richter, Vice President - Corporate Finance and Development
Tamar Gerber, Investor Relations
Tel: (001) 212 906 8440, or via e-mail at investor_relations@ntli.com

The Abernathy MacGregor Group  - Winnie Lerner, (001) 212 371 5999

In the UK:

Media:
Alison Kirkwood, Media Relations, +44 (0)1256 752 662 / 07788 186154
Malcolm Padley, Media Relations, +44 (0)01256 753408 / 07788 978199

Buchanan Communications - Richard Oldworth, Mark Edwards or Jeremy Garcia
Tel: +44 (0)20 7466 5000

Investor  Relations:
Virginia McMullan, +44 (0)207 909 2144, or via e-mail at investorrelations@ntl.com


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